UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                     September 3, 2004 (September 2, 2004)


                     COMPUTER ACCESS TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


                               Delaware 000-31863

                                   77-0302527

             (State or Other Jurisdiction (Commission (IRS Employer
                         of Incorporation) File Number)

                               Identification No.)


               3385 Scott Boulevard, Santa Clara, California 95054
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (408) 727-6600
                                                     ---------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X} Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

ITEM 7.01  REGULATION FD DISCLOSURE

On September 2, 2004, Computer Access Technology Corporation ("CATC") conducted a conference call and simultaneous webcast. The transcript of the call is attached herewith as Exhibit 99.1.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, including those pertaining to the expected closing date of the acquisition of CATC by LeCroy Corporation ("LeCroy"), a Delaware corporation (the "Merger"), the ability of LeCroy to secure cash funding and consummate the Merger, the growth of CATC's products and leadership in certain markets, CATC's ability to capitalize on the deployment of new serial data test standards and devices, CATC's ability to provide comprehensive serial data test solutions, CATC's ability to achieve a dominant position in its markets, CATC's ability to achieve annual sales of $20 million, CATC's ability to maintain gross margins of 80%, CATC's ability to maintain premium pricing on products, widespread adoption of PCI Express as a standard and CATC's ability to capitalize on that adoption, a favorable reaction to the merger from customers and continued stable revenue streams in the Bluetooth and USB space. The forward-looking statements in this Current Report on Form 8-K involve risks and uncertainties including, but not limited to, unexpected delays in calling or conducting CATC's special meeting of stockholders, CATC's production of new premium products, market acceptance of CATC's products and the merger, competitive pressures, success of growth, profitability, increased stockholder value, continued migration from analog to digital devices, CATC's ability to enter the market faster, earlier and cheaper than its competitors, the widespread adoption of PCI Express, growth in storage revenues from CATC's storage portfolio of products, CATC's ability to anticipate changes in the market, the development of future products and CATC's ability to use intellectual property to protect its patent portfolios. These and other factors that could cause actual results to differ materially, are discussed in more detail in CATC's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 20, 2004, Form 10-K/A filed March 3, 2004, Form 10-Q filed August 13, 2004, and subsequent filings CATC may make with the SEC, as amended, which can be viewed at the SEC's website at http://www.sec.gov.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

EXHIBIT NO.              DESCRIPTION
----------               -------------------------------------------------------
99.1                     Transcript of Conference Call held September 2, 2004 at
                         10:00am EDT

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  COMPUTER ACCESS TECHNOLOGY
                                                  CORPORATION


 Dated: September 3, 2004                         By:  /s/ Jason LeBeck
                                                    ----------------------------
                                                    Jason LeBeck
                                                    Vice President and Chief
                                                    Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION
-----------            ---------------------------------------------------------
  99.1                 Transcript  of  Conference Call held September 2, 2004 at
                       10:00am EDT